                                                                  497 (e)
                 ----------------------------------------------
                                    PROSPECTUS
                                  JULY 9, 2001
                 ----------------------------------------------

                              ANCHOR SERIES TRUST
                                (CLASS B SHARES)

                  --    Growth Portfolio
                  --    Capital Appreciation Portfolio
                  --    Natural Resources Portfolio
                  --    Government and Quality
                        Bond Portfolio

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     12

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     13

  Investment Selection......................................     13

  Investment Strategies.....................................     13

GLOSSARY....................................................     15

  Investment Terminology....................................     15

  Risk Terminology..........................................     18

MANAGEMENT..................................................     19

  Information about the Investment Adviser..................     19

  Information about the Subadviser..........................     19

  Portfolio Management......................................     20

  Custodian, Transfer and Dividend Paying Agent.............     20

FINANCIAL HIGHLIGHTS........................................     21

FOR MORE INFORMATION........................................     22

                         Q&A




       "CORE EQUITY SECURITIES" are stocks, primarily of well established companies, diversified by industry and company type that are selected based on their predictable or anticipated earnings growth and best relative value.




       CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.



       TOTAL RETURN is a measure of performance which combines all elements of return including income and capital appreciation; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.



       INCOME is interest payments from bonds or dividends from stocks.



       YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

--------------------------------------------------------------------------------

                                TRUST HIGHLIGHTS
--------------------------------------------------------------------------------

The following questions and answers are designed to give you an overview of Anchor Series Trust (the Trust) and to provide you with information about the Trust's four separate investment series (Portfolios) and their investment goals and principal investment strategies. More detailed investment information is provided in the charts, under "More Information About the Portfolios," beginning on page 13, and the glossary that follows on page 15.

Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?

A: Each Portfolio operates as a separate mutual fund with its own investment goal and a principal investment strategy for pursuing it. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles. The investment goal may not be changed without shareholder vote.


  -----------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  -----------------------------------------------------------------------------------------


    GROWTH PORTFOLIO        capital appreciation        invests primarily in core
                                                        equity securities that are
                                                        widely diversified by industry
                                                        and company

  -----------------------------------------------------------------------------------------

    CAPITAL APPRECIATION    long-term capital           invests primarily in growth
    PORTFOLIO               appreciation                equity securities across a
                                                        wide range of industries and
                                                        companies, using a
                                                        wide-ranging and flexible
                                                        stock picking approach; may be
                                                        concentrated and will
                                                        generally have less
                                                        investments in large company
                                                        securities than the Growth
                                                        Portfolio

  -----------------------------------------------------------------------------------------

    NATURAL RESOURCES       total return in excess      using a value approach,
    PORTFOLIO               of the U.S. rate of         invests primarily in equity
                            inflation as represented    securities of U.S. or foreign
                            by the Consumer Price       companies that are expected to
                            Index                       provide favorable returns in
                                                        periods of rising inflation;
                                                        at least 65% related to
                                                        natural resources, such as
                                                        energy, metals, mining and
                                                        forest products

  -----------------------------------------------------------------------------------------

    GOVERNMENT AND          relatively high current     invests in obligations issued,
    QUALITY BOND            income, liquidity and       guaranteed or insured by the
    PORTFOLIO               security of principal       U.S. government, its agencies
                                                        or instrumentalities and in
                                                        high quality corporate fixed
                                                        income securities

  -----------------------------------------------------------------------------------------

       A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have a historical record of above-average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.



       A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when stocks of fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price-earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.




       "HIGH-QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on page 14 describes various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS invest primarily in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH and CAPITAL APPRECIATION PORTFOLIOS. In addition, individual stocks selected for any of these Portfolios may underperform the market generally. You should be aware that the performance of different types of equity stocks may perform well under varying market conditions -- for example "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen, or vice versa.

    Risks of Investing Internationally

    All of the Portfolios may, and the NATURAL RESOURCES PORTFOLIO will, invest to varying degrees in foreign securities, including in "emerging market" countries. These securities may be denominated in currencies other than U.S. dollars. Foreign investing presents special risks, particularly in certain emerging markets. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility. In addition, foreign securities may not be as liquid as domestic securities.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH, CAPITAL APPRECIATION and NATURAL RESOURCES PORTFOLIOS.

    Risks of Investing in Bonds

    The GOVERNMENT AND QUALITY BOND PORTFOLIO invests primarily in bonds. As a result, as with any bond fund, the value of your investment in this Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market may affect its performance. In addition, individual bonds selected for this Portfolio may underperform the market generally.

    Risks of Investing in Natural Resources

    The NATURAL RESOURCES PORTFOLIO will be subject to certain risks specific to investing in the natural resources industry. Investments in securities related to precious metals and minerals are considered speculative. Prices of precious metals may fluctuate sharply over short time periods due to changes in inflation or expectations regarding inflation in various countries; metal sales by governments, central banks or international agencies; investment speculation; changes in industrial and commercial demand; and governmental prohibitions or restrictions on the private ownership of certain precious metals or minerals.

    In addition, the market price of securities that are tied into the market price of a natural resource will fluctuate on the basis of the natural resource. However, there may not be a perfect correlation between the movements of the asset-based security and the underlying natural resource asset. Further, these securities typically bear interest or pay dividends at below market rates, and in certain cases at nominal rates. The Portfolio's investments in natural resources securities exposes it to greater risk than a portfolio less concentrated in a group of related industries.

    Additional Principal Risks

    Shares of Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year and comparing the Portfolios' average annual returns to those of an appropriate market index. Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the following Risk/Return Bar Charts and Tables are for Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. Fee and expenses incurred at the contract level are not reflected in the bar charts or tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future.

--------------------------------------------------------------------------------

                                GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

                                                                           GROWTH PORTFOLIO
                                                                           ----------------
1991                                                                             40.82%
1992                                                                              5.43%
1993                                                                              7.75%
1994                                                                             -4.72%
1995                                                                             26.32%
1996                                                                             25.05%
1997                                                                             30.41%
1998                                                                             28.96%
1999                                                                             26.94%
2000                                                                             -1.03%

During the 10-year period shown in the bar chart, the highest return for a quarter was 23.93% (quarter ended 12/31/98) and the lowest return for a quarter was -11.60% (quarter ended 9/30/98).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                PAST ONE   PAST FIVE   PAST TEN      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                   YEAR       YEARS      YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Growth Portfolio Class A*                              -1.03%      21.45%     17.66%       15.62%
-----------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                          -9.11%      18.33%     17.46%       16.79%
-----------------------------------------------------------------------------------------------------
 Russell 3000 Index(3)                                  -7.46%      17.39%     17.40%       16.19%
-----------------------------------------------------------------------------------------------------
 Lipper VA-UF Growth Category(4)                        -9.21%      17.36%     17.40%       16.38%
-----------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

1 Inception date for the Portfolio is September 5, 1984. The since inception returns for the comparative indices are as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Russell 3000 Index is an unmanaged, weighted index of the 3,000 largest publicly traded companies by market capitalization in the United States and is broadly representative of the universe of potential securities in which the Portfolio may invest.

4 The Lipper Variable Annuity-Underlying Fund (VA-UF) Growth Category includes funds that normally invest in companies whose long term earnings are expected to grow significantly faster than the earnings of the stocks represented in the major unmanaged stock indices.

--------------------------------------------------------------------------------

                         CAPITAL APPRECIATION PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

                                                                    CAPITAL APPRECIATION PORTFOLIO
                                                                    ------------------------------
1991                                                                             56.14%
1992                                                                             25.94%
1993                                                                             21.07%
1994                                                                             -3.80%
1995                                                                             34.57%
1996                                                                             25.14%
1997                                                                             25.43%
1998                                                                             22.20%
1999                                                                             67.58%
2000                                                                             -7.47%

During the 10-year period shown in the bar chart, the highest return for a quarter was 39.01% (quarter ended 12/31/99) and the lowest return for a quarter was -16.88% (quarter ended 3/31/98).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                 PAST ONE   PAST FIVE   PAST TEN      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                    YEAR       YEARS      YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------------
 Capital Appreciation Portfolio Class A*                 -7.47%      24.36%     24.80%       17.94%
------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                   -3.02%      10.31%     15.53%        9.84%
------------------------------------------------------------------------------------------------------
 Lipper VA-UF Capital Appreciation Category(3)           -8.86%      16.52%     17.95%       13.75%
------------------------------------------------------------------------------------------------------
 Custom Index(4)                                         -6.25%      13.88%     15.95%         N/A
------------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

1 Inception date for the Portfolio is March 23, 1987. Except for the Custom Index, the since inception returns for the comparative indices are as of the inception date month end.

2 Russell 2000 Index is an unmanaged, weighted index of the 2,000 smallest companies within the Russell 3000 Index (the largest 3000 publicly traded United States companies based on total market capitalization).

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Capital Appreciation Category includes funds that aim at maximum capital appreciation.

4 Custom Index consists of 45% S&P 500(R), 45% Russell 2000 Index (as described above in footnote 2) and 10% Morgan Stanley Capital International (MSCI) All Country (AC) World Free (ex-U.S.) Index.

   The MSCI AC World Free (Ex-U.S.) Index includes performance of 1,794 securities listed in 48 countries, which includes the countries contained in the MSCI EAFE Index, as well as North American countries (excluding the U.S.) and other emerging markets worldwide. The index covers approximately the top 60% of market capitalization for each of the countries included within the index. The MSCI EAFE Index consists of foreign companies located in developed markets of 20 different countries in Europe, Australia, Asia and the Far East. The Portfolio believes that the Custom Index may be more representative of the market sectors or types of securities in which the Portfolio invests pursuant to its stated investment strategies than either of the individual benchmark indices, in that it includes a foreign equity securities component. The weightings of the components of the Custom Index are intended to approximate the allocation of the Portfolio's assets, but at any given time may not be indicative of the actual allocation of Portfolio assets among market sectors or types of investments.

--------------------------------------------------------------------------------

                          NATURAL RESOURCES PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

                                                                      NATURAL RESOURCES PORTFOLIO
                                                                      ---------------------------
1991                                                                              4.87%
1992                                                                              2.52%
1993                                                                             36.15%
1994                                                                              1.01%
1995                                                                             17.46%
1996                                                                             14.11%
1997                                                                             -8.59%
1998                                                                            -17.33%
1999                                                                             41.51%
2000                                                                             19.42%

During the 10-year period shown in the bar chart, the highest return for a quarter was 21.23% (quarter ended 6/30/99) and the lowest return for a quarter was -17.46% (quarter ended 12/31/97).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE           PAST ONE    PAST FIVE    PAST TEN       SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)              YEAR        YEARS       YEARS      INCEPTION(1)
---------------------------------------------------------------------------------------------------
 Natural Resources Portfolio Class A*              19.42%        7.83%       9.73%         8.38%
---------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                     -9.11%       18.33%      17.46%        15.42%
---------------------------------------------------------------------------------------------------
 Lipper VA-UF Natural Resources Category(3)        23.96%        6.00%       6.59%         4.68%
---------------------------------------------------------------------------------------------------
 MSCI Energy Sources Index(4)                       4.52%       14.90%         N/A           N/A
---------------------------------------------------------------------------------------------------
 MSCI Gold Mines Index(4)                         -19.01%      -14.76%         N/A           N/A
---------------------------------------------------------------------------------------------------
 MSCI Non-Ferrous Metals Index(4)                 -15.57%        1.16%         N/A           N/A
---------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

1 Inception date for the Portfolio is January 4, 1988. The since inception return for the S&P 500 and Lipper VA-UF Natural Resources Category is as of the inception date month end.

2 The S&P 500(R) Composite Stock Price Index (S&P 500(R)) is an unmanaged, weighted index of 500 large company stocks that is widely recognized as representative of the performance of the U.S. stock market.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) Natural Resources Category includes funds that invest more than 65% of its equity commitment in natural resource stocks.

4 The Morgan Stanley Capital International (MSCI) Energy Sources, Gold Mines and Non-Ferrous Metals Indices represent specific commodities underlying the Natural Resources Portfolio.

--------------------------------------------------------------------------------

                     GOVERNMENT AND QUALITY BOND PORTFOLIO
--------------------------------------------------------------------------------

                                   (CLASS A)*
[BAR CHART]

                                                                 GOVERNMENT AND QUALITY BOND PORTFOLIO
                                                                 -------------------------------------
1991                                                                             17.29%
1992                                                                              6.90%
1993                                                                              8.27%
1994                                                                             -3.07%
1995                                                                             19.42%
1996                                                                              2.89%
1997                                                                              9.53%
1998                                                                              9.18%
1999                                                                             -1.65%
2000                                                                             11.35%

During the 10-year period shown in the bar chart, the highest return for a quarter was 9.76% (quarter ended 6/30/98) and the lowest return for a quarter was -3.09% (quarter ended 3/31/94).
--------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                PAST ONE   PAST FIVE   PAST TEN      SINCE
CALENDAR YEAR ENDED DECEMBER 31, 2000)                   YEAR       YEARS      YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------------
 Government and Quality Bond Portfolio Class A*         11.35%      6.15%       7.79%        9.17%
-----------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Bond Index(2)                11.63%      6.46%       7.96%        9.71%
-----------------------------------------------------------------------------------------------------
 Lipper VA-UF General U.S. Government Category(3)       12.33%      5.81%       7.48%        8.72%
-----------------------------------------------------------------------------------------------------

* Since Class B shares have not been in existence for at least one full calendar year, the returns shown in the bar chart and table are for Class A shares. Class B shares would have had substantially similar annual returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The annual returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these fees were reflected, returns of the Class B shares would be less than those shown.

1 Inception date for the Portfolio is September 5, 1984. The since inception returns for the comparative indices are as of the inception date month end.

2 The Lehman Brothers Aggregate Bond Index combines several Lehman Brothers indices which include the government and corporate markets, agency mortgage pass-through securities, and asset-backed securities.

3 The Lipper Variable Annuity-Underlying Fund (VA-UF) General U.S. Government Category includes funds which invest at least 65% of assets in U.S. government and agency issues.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of each Portfolio are not offered directly to the public. Instead, shares are currently issued and redeemed only in connection with investments in and payments under variable annuity contracts and variable life insurance policies (Variable Contracts) of Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York; and variable annuity contracts issued by Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company (collectively, the Life Companies). All shares of the Trust are owned by "Separate Accounts" of the Life Companies. So if you would like to invest in a Portfolio, you must purchase a Variable Contract from one of the Life Companies. Class B shares of the Portfolios, which are issued only in connection with certain Variable Contracts, are offered through this Prospectus. Class A shares are offered through a separate prospectus.

You should be aware that the contracts involve fees and expenses that are not described in this Prospectus, and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a Variable Contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

Anchor National Life Insurance Company, First SunAmerica Life Insurance Company, AIG Life Insurance Company and American International Life Assurance Company of New York are under common control with, and therefore are affiliated with the Trust's investment adviser and manager, SunAmerica Asset Management Corp. (SAAMCo). Phoenix Home Life Mutual Insurance Company and Presidential Life Insurance Company are not affiliated with SAAMCo. The Trust does not foresee a disadvantage to contract owners arising out of the fact that the Trust offers its shares for Variable Contracts other than those offered by life insurance companies affiliated with SAAMCo. Nevertheless, the Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may possibly arise and to determine what action, if any, should be taken in response. If such a conflict were to occur, one or more insurance company separate accounts might withdraw their investments in the Trust. This might force the Trust to sell portfolio securities at disadvantageous prices.

SERVICE FEES

Class B shares of each Portfolio are subject to a Rule 12b-1 plan that provides for service fees payable at the annual rate of 0.15% of the average daily net assets of such Class B shares. The service fees will be used to compensate the Life Companies for costs associated with the servicing of Class B shares, including the cost of reimbursing the Life Companies for expenditures made to financial intermediaries for providing service to contract holders who are the indirect beneficial owners of the Portfolios' Class B shares. Because these service fees are paid out of each Portfolio's Class B assets on an ongoing basis, over time these fees will increase the cost of your investment and affect your return and may cost you more than paying other types of sales charges.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio and class is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing the net assets of each class by the number of shares of such class outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets of the Portfolios are valued at "fair value" following procedures approved by the Trustees.

Because Class B shares are subject to service fees, while Class A shares are not, the net asset value per share of the Class B shares will generally be lower than the net asset value per share of the Class A shares of each Portfolio.

Certain Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio for NAV, without any sales or other charges. However, as discussed above, Class B shares are subject to service fees pursuant to a 12b-1 plan.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally, 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENTS The dividends and distributions, if any, will be automatically reinvested in additional shares of the same class of the same Portfolio on which they were paid.

The per share dividends on Class B shares will generally be lower than the per share dividends on Class A shares of the same Portfolio as a result of the past that Class B shares are subject to service fees, while Class A shares are not.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT SELECTION

Each Portfolio buys and sells securities based on bottom-up investment analysis and individual security selection, with an aim to uncover opportunities with potential for price appreciation. A bottom-up investment approach searches for outstanding performance of individual stocks before considering the impact of economic or industry trends. Each Portfolio is managed using a proprietary fundamental analysis in order to select securities which are deemed to be consistent with the Portfolio's investment objective and are priced attractively. Fundamental analysis of a company involves the assessment of such factors as its business environment, management, balance sheet, income statement, anticipated earnings, revenues, dividends, and other related measures of value. Securities are sold when the investment has achieved its intended purpose, or because it is no longer considered attractive.

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and principal investment strategy for pursuing it as described in the charts beginning on page 3. The chart provided below summarizes information about each Portfolio's investments. We have included a glossary to define the investment and risk terminology used in the chart and throughout this Prospectus. Unless otherwise indicated, investment restrictions, including percentage limitations, apply at the time of purchase under normal market conditions. You should consider your ability to assume the risks involved before investing in a Portfolio through one of the variable contracts.

-----------------------------------------------------------------------------------------------------------------------
                                                                                                     GOVERNMENT AND
                                 GROWTH           CAPITAL APPRECIATION     NATURAL RESOURCES          QUALITY BOND
-----------------------------------------------------------------------------------------------------------------------
    What are the         - Equity securities:    - Equity securities:    - Equity securities:    - Fixed-income
    Portfolio's            - large-cap stocks      - large-cap stocks      - large-cap stocks      securities:
    principal              - mid-cap stocks        - mid-cap stocks        - mid-cap stocks      - U.S. government
    investments?           - small-cap stocks      - small-cap stocks      - small-cap stocks      securities
                                                                           - foreign equity      - high quality
                                                                           securities including    corporate bonds
                                                                           ADRs, EDRs, or GDRs   - mortgage backed and
                                                                                                   asset backed
                                                                                                   securities
-----------------------------------------------------------------------------------------------------------------------
    In what other types  - Equity securities:    - Equity securities:    - Equity securities:    - Fixed-income
    of investments may     - foreign equity        - foreign equity        - rights                  securities:
    the Portfolio            securities              securities            - warrants              - corporate bonds
    significantly            including ADRs,         including ADRs,     - Fixed income            rated as low as "A"
    invest?                  EDRs or GDRs (up        EDRs or GDRs (up      securities:             (up to 20%)
                             to 25%)                 to 25%)             - preferred stocks      - foreign fixed income
                                                                                                   securities
-----------------------------------------------------------------------------------------------------------------------
    What other types of  - Currency              - Currency              - Borrowing for         - Borrowing for
    investments may the    transactions            transactions            temporary or            temporary or
    Portfolio use as     - Borrowing for         - Borrowing for           emergency purposes      emergency purposes
    part of efficient      temporary or            temporary or            (up to 10%)             (up to 10%)
    portfolio              emergency purposes      emergency purposes    - Currency              - Illiquid securities
    management or to       (up to 10%)             (up to 10%)             transactions            (up to 10%)
    enhance return?      - Illiquid securities   - Illiquid securities   - Options and futures   - Forward commitments
                           (up to 10%)             (up to 10%)           - Forward commitments   - When-issued/delayed
                         - Forward commitments   - Forward commitments   - Defensive               delivery
                         - When-issued/delayed   - When-issued/delayed     investments             transactions
                           delivery                delivery              - Illiquid securities   - Defensive
                           transactions            transactions            (up to 10%)             investments
                         - Defensive             - Defensive             - When issued/delayed   - Zero coupon bonds
                           investments             investments             delivery transactions - Currency
                         - Special situations    - Special situations    - Special situations      transactions
                         - Options and futures   - Options and futures   - REITs                 - Options and futures
                         - Rights and warrants   - Rights and warrants                           - Special situations
                         - Convertible           - Convertible
                           securities (up to 20%)  securities
-----------------------------------------------------------------------------------------------------------------------
    What risks normally  - Market volatility     - Market volatility     - Foreign exposure      - Market volatility
    affect the           - Securities selection  - Securities selection  - Emerging markets      - Securities selection
    Portfolio?           - Small companies       - Growth stocks         - Market volatility     - Interest rate
                         - Active trading        - Small companies       - Small companies         fluctuations
                         - Hedging               - Active trading        - Natural resources     - Foreign exposure
                         - Growth stocks         - Hedging                 sector                - Active trading
                                                                         - Securities selection  - Hedging
                                                                         - Active trading
                                                                         - Hedging
-----------------------------------------------------------------------------------------------------------------------

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                                    GLOSSARY
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INVESTMENT TERMINOLOGY

BORROWING FOR TEMPORARY OR EMERGENCY PURPOSES involves the borrowing of cash or securities by a Portfolio in limited circumstances, including to meet redemptions. Borrowing will cost a Portfolio interest expense and other fees. Borrowing may exaggerate changes in a Portfolio's net asset value and the cost may reduce a Portfolio's return.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate the settlement of securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates or to enhance return.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio may make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SECURITIES, such as COMMON STOCKS, represent shares of equity ownership in a corporation. Common stocks may or may not receive dividend payments. Certain securities have common stock characteristics, including certain convertible securities such as CONVERTIBLE PREFERRED STOCK, CONVERTIBLE BONDS, WARRANTS and RIGHTS, and may be classified as equity securities. Investments in equity securities and securities with equity characteristics include:

     - LARGE-CAP STOCKS are common stocks of large companies that generally have market capitalizations of over $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as Standard & Poor's (S&P), the Frank Russell Company (Russell), Morningstar, Inc. (Morningstar) or Lipper, Inc. (Lipper).

     - MID-CAP STOCKS are common stocks of medium sized companies that generally have market capitalizations ranging from $1.5 billion to $9.5 billion, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar or Lipper.

     - SMALL-CAP STOCKS are common stocks of small companies that generally have market capitalizations of $1.5 billion or less, although there may be some overlap among capitalization categories. Market capitalization categories may change based on market conditions or changes in market capitalization classifications as defined by agencies such as S&P, Russell, Morningstar, or Lipper.

     - CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

     - WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant.

     - RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

FIXED INCOME SECURITIES are broadly classified as securities that provide for periodic payment, typically interest or dividend payments, to the holder of the security at a stated rate. Most fixed income securities, such as bonds, represent indebtedness of the issuer and provide for repayment of principal at a stated time in the future. Others do not provide for repayment of a principal amount. Investments in fixed income securities include:

     - U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

     - CORPORATE DEBT INSTRUMENTS (bonds, notes and debentures) are securities representing a debt of a corporation. The issuer is obligated to repay a principal amount of indebtedness at a stated time in the future and in most cases to make periodic payments of interest at a stated rate.

     - An INVESTMENT GRADE FIXED INCOME SECURITY is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are S&P and Moody's Investors Service, Inc. (Moody's). INVESTMENT GRADE refers to any security rated "BBB" or above by S&P or "Baa" or above by Moody's.

     - PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include MORTGAGE BACKED SECURITIES, collateralized mortgage obligations, commercial mortgage-backed securities, and ASSET BACKED SECURITIES.

     - PREFERRED STOCKS receive dividends at a specified rate and have preference over common stock in the payment of dividends and the liquidation of assets.

     - ZERO-COUPON BONDS are debt obligations issued or purchased at a significant discount from face value. Certain zero coupon bonds (DISCOUNT BONDS) also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include foreign corporate and government bonds, foreign equity securities, foreign investment companies, passive foreign investment companies (PFICs), American Depositary Receipts
(ADRs) or other similar securities that represent interests in foreign equity securities, such as European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). An EMERGING MARKET country is generally one with a low or middle income or economy or that is in the early stages of its industrialization cycle. For fixed income investments, an emerging market includes those where the sovereign credit rating is below investment grade. Emerging market countries may change over time depending on market and economic conditions and the list of emerging market countries may vary by Adviser or Subadviser.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement. Similarly, a Portfolio selling such securities does not participate in further gains or losses on the date of the agreement.

ILLIQUID/RESTRICTED SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index. An option gives its owner the right, but not the obligation, to buy ("call") or sell ("put") a specified amount of a security at a specified price within a specified time period. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by a Portfolio.

A SPECIAL SITUATION arises when, in the opinion of the Subadviser, the securities of a particular issuer will be recognized and appreciate in value due to a specific development with respect to that issuer. Developments creating a special situation might include, among others, a new product or process, a technological breakthrough, a management change or other extraordinary corporate event, or differences in market supply of and demand for the security. Investments in special situations may carry an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

RISK TERMINOLOGY

ACTIVE TRADING: A strategy used whereby the Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five fiscal years.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET. Historically, the markets of emerging market countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

GROWTH STOCKS: Growth stocks can be volatile for several reasons. Since the issuers usually reinvest a high portion of earnings in their own business, growth stocks may lack the comfortable dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often go down more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced.

INTEREST RATE FLUCTUATIONS: The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

NATURAL RESOURCES SECTOR: The value of equity investments in the natural resources sector will fluctuate based on a number of factors, including: market conditions generally; the market for the particular natural resource in which the issuer is involved; events of nature; and international politics.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

SMALL COMPANIES: Companies with smaller market capitalizations (particularly under $1.5 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

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                                   MANAGEMENT
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INFORMATION ABOUT THE INVESTMENT ADVISER

SUNAMERICA ASSET MANAGEMENT CORP. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo oversees the Subadviser, provides various administrative services and supervises the daily business affairs of each Portfolio. SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager to the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Brazos Mutual Funds, Seasons Series Trust, SunAmerica Style Select Series, Inc., SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc., SunAmerica Series Trust and SunAmerica Strategic Investment Series, Inc. For the fiscal year ended December 31, 2000, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

PORTFOLIO                                                     FEE
---------                                                     ----
Growth Portfolio............................................  0.67%
Capital Appreciation Portfolio..............................  0.65%
Natural Resources Portfolio.................................  0.75%
Government and Quality Bond Portfolio.......................  0.59%

The shareholders of the CAPITAL APPRECIATION PORTFOLIO approved an increase in the subadvisory fee rate payable to Wellington Management Company, LLP by SAAMCo and a corresponding increase in the advisory fee rate payable to SAAMCo by the Portfolio. Had the new fee rates, which went into effect on August 1, 2000, been in effect for the entire fiscal year ended December 31, 2000, the Portfolio would have paid SAAMCo an advisory fee rate of 0.70% of the Portfolio's average daily net assets.

INFORMATION ABOUT THE SUBADVISER

WELLINGTON MANAGEMENT COMPANY, LLP (Wellington Management) acts as Subadviser to each Portfolio of the Trust, pursuant to a Subadvisory Agreement with SAAMCo. Wellington Management is independent of SAAMCo and discharges its responsibilities subject to the policies of the Trustees and the oversight and supervision of SAAMCo which pays Wellington Management's fees out of advisory fees that it receives from the respective Portfolios.

Wellington Management is a Massachusetts limited liability partnership. The principal business address of Wellington is 75 State Street, Boston, Massachusetts 02109. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team for each Portfolio is set forth in the following table:

 -------------------------------------------------------------------------------------------------------
 PORTFOLIO                     NAME AND TITLE OF             EXPERIENCE
                               PORTFOLIO MANAGER
                               (AND/OR MANAGEMENT TEAM)
 -------------------------------------------------------------------------------------------------------


  GROWTH PORTFOLIO              - Wellington Management's     Wellington Management's Growth Investment
                                  Growth Investment Team      Team has been responsible for managing the
                                                              Portfolio since 1995.

 -------------------------------------------------------------------------------------------------------

  CAPITAL APPRECIATION          - Robert D. Rands             Mr. Rands has served as the portfolio
  PORTFOLIO                       Senior Vice President       manager for the Portfolio since its
                                                              inception in 1987. He joined Wellington
                                                              Management in 1978 as a special situations
                                                              analyst and became a portfolio manager in
                                                              1983.

                               -------------------------------------------------------------------------

                                - Steven C. Angeli            Mr. Angeli has served as the assistant
                                  Senior Vice President       portfolio manager for the Portfolio since
                                                              1998. He joined Wellington Management as
                                                              research analyst in 1994, after receiving
                                                              his MBA from Darden Graduate School of
                                                              Business Administration at the University
                                                              of Virginia.

 -------------------------------------------------------------------------------------------------------

  NATURAL RESOURCES PORTFOLIO   - Ernst H. von Metzsch        Mr. von Metzsch has served as the
                                  Senior Vice President       portfolio manager for the Portfolio since
                                                              1994. He joined Wellington Management in
                                                              1973 as an analyst. He became a portfolio
                                                              manager in 1984.

                               -------------------------------------------------------------------------

                                - James Bevilacqua            Mr. Bevilacqua has served as the assistant
                                  Vice President              portfolio manager of the Portfolio since
                                                              1998. He joined Wellington Management as
                                                              an analyst in the global industry research
                                                              group in 1994, after receiving his MBA
                                                              from Stanford Graduate School of Business.

 -------------------------------------------------------------------------------------------------------

  GOVERNMENT AND QUALITY BOND   - John C. Keogh               Mr. Keogh has served as the portfolio
  PORTFOLIO                       Senior Vice President       manager for the Portfolio since 1994. He
                                                              joined Wellington Management as a
                                                              portfolio manager in 1983.

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CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, 225 Franklin Street, Boston, Massachusetts 02110, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

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                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Financial Highlights table for Class A shares of each Portfolio is intended to help you understand the Portfolio's financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio Class A share. The total returns in each table represent the rate that an investor would have earned on an investment in a Class A share of the Portfolio (assuming reinvestment of all dividends and distributions). Because Class B shares are new, and financial highlights information for Class B shares is not yet available, the financial highlights information shown below is for Class A shares. Class B shares would have had substantially similar total returns as those shown for Class A shares because the shares are invested in the same portfolio of securities as the Class A shares. The total returns of the Class B shares would differ from those of the Class A shares only to the extent that Class B shares are subject to service fees, while Class A shares are not. If these amounts were reflected, returns would be less than those shown. This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, is included in the Trust's Annual Report to shareholders, which is available upon request.

                                      NET                     DIVIDENDS   DIVIDENDS
                                    REALIZED       TOTAL      DECLARED    FROM NET                             NET
           NET ASSET     NET      & UNREALIZED      FROM      FROM NET    REALIZED    NET ASSET               ASSETS     RATIO OF
             VALUE     INVEST-    GAIN (LOSS)     INVEST-      INVEST-     GAIN ON      VALUE                 END OF     EXPENSES
 PERIOD    BEGINNING     MENT          ON           MENT        MENT       INVEST-     END OF      TOTAL      PERIOD    TO AVERAGE
 ENDED     OF PERIOD   INCOME*    INVESTMENTS    OPERATIONS    INCOME       MENTS      PERIOD     RETURN**   (000'S)    NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
                                               Government & Quality Bond Portfolio
12/31/96    $14.23      $0.87        $(0.50)       $ 0.37      $(0.90)     $(0.03)     $13.67        2.9%    $221,603      0.7%
12/31/97     13.67       0.84          0.42          1.26       (0.92)      (0.05)      13.96        9.5      234,623      0.7
12/31/98     13.96       0.79          0.48          1.27       (0.57)      (0.02)      14.64        9.2      375,667      0.7
12/31/99     14.64       0.78         (1.02)        (0.25)      (0.51)      (0.21)      13.68       (1.7)     480,572      0.7
12/31/00     13.68       0.82          0.70          1.52       (0.75)         --       14.45       11.4      532,223      0.7
                                                         Growth Portfolio
12/31/96     19.48       0.20          4.57          4.77       (0.11)      (0.95)      23.19       25.0      366,602      0.8
12/31/97     23.19       0.16          6.76          6.92       (0.20)      (2.87)      27.04       30.4      485,528      0.8
12/31/98     27.04       0.11          7.19          7.30       (0.14)      (1.68)      32.52       29.0      669,330      0.8
12/31/99     32.52       0.08          8.31          8.39       (0.10)      (2.29)      38.52       26.9      868,765      0.7
12/31/00     38.52       0.06         (0.08)        (0.02)      (0.06)      (4.02)      34.42       (1.0)     914,186      0.7
                                                  Capital Appreciation Portfolio
12/31/96     23.22       0.06          5.73          5.79       (0.06)      (0.95)      28.00       25.1      567,672      0.8
12/31/97     28.00       0.02          7.05          7.07       (0.05)      (2.81)      32.21       25.4      814,311      0.7
12/31/98     32.21       0.04          6.24          6.28       (0.02)      (2.88)      35.59       22.2     1,100,646     0.7
12/31/99     35.59       0.08         23.40         23.48       (0.03)      (2.02)      57.02       67.6     1,986,888     0.7
12/31/00     57.02       0.11         (3.39)        (3.28)      (0.05)      (6.25)      47.44       (7.5)    1,954,892     0.7
                                                   Natural Resources Portfolio
12/31/96     15.12       0.22          1.89          2.11       (0.13)      (0.23)      16.87       14.1       45,329      0.9
12/31/97     16.87       0.20         (1.49)        (1.29)      (0.17)      (0.99)      14.42       (8.6)      50,054      0.9
12/31/98     14.42       0.21         (2.72)        (2.51)      (0.19)      (0.13)      11.59      (17.3)      39,299      0.9
12/31/99     11.59       0.14          4.67          4.81       (0.18)         --       16.22       41.5       54,391      1.0
12/31/00     16.22       0.09          3.06          3.15       (0.14)         --       19.23       19.4       71,625      0.9


          RATIO OF NET
           INVESTMENT
             INCOME      PORTFOLIO
 PERIOD    TO AVERAGE    TURNOVER
 ENDED     NET ASSETS      RATE
-----------------------------------
            Government & Quality
               Bond Portfolio

12/31/96      6.3%         106.7%
12/31/97      6.1           75.7
12/31/98      5.5          150.2
12/31/99      5.5           31.1
12/31/00      5.9           57.9


              Growth Portfolio

12/31/96      0.9           51.7
12/31/97      0.6           32.2
12/31/98      0.4           27.1
12/31/99      0.2           39.9
12/31/00      0.2           69.8


            Capital Appreciation
                  Portfolio

12/31/96      0.2           69.2
12/31/97      0.1           60.1
12/31/98      0.1           59.6
12/31/99      0.2           63.7
12/31/00      0.2           84.2


             Natural Resources
                  Portfolio

12/31/96      1.3           52.5
12/31/97      1.2           27.9
12/31/98      1.6           51.2
12/31/99      1.0           86.7
12/31/00      0.5           85.0

---------------

* Selected data for a share of beneficial interest outstanding throughout each period (calculated based upon average shares outstanding).
** Does not reflect expenses that apply to the separate accounts of the insurance companies. If such expenses had been included, total return would have been lower for each period presented.

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                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios at no charge by calling (800) 445-7862 or by writing the Trust at P.O. Box 54299 Los Angeles, California 90054-0299.

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call 1-202-942-8090 for information on the operation of the Public Reference Room. Reports and other information about the Portfolios are also available on the EDGAR Database on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies of this information may be obtained, after payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-0102.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

INVESTMENT COMPANY ACT
-  File No. 811-3836
                                        22